Exhibit  10.13

Sequiam  Corporation

June  18,  2003

Charles  D.  Vollmer
President, Sequiam Information Management Systems, Inc.
1645  White  Pine  Drive
Vienna,  VA  22182
703-319-2090

Dear  Mr.  Vollmer:

This will serve to amend your employment agreement to expand your duties and responsibilities to include that of Vice President Sales and Marketing for Sequiam Corporation. Those duties will include overall management of the sales and marketing strategies for each of Sequiam's subsidiary companies that include: Sequiam Software, Inc., Sequiam Communications, Inc., Sequiam Biometrics, Inc., Sequiam Education, Inc. and Sequiam Information Management Systems, Inc.

If you are in agreement with the forgoing please acknowledge below.

Sincerely,

/s/  Mark  L.  Mroczkowski

Mark  L.  Mroczkowski
Senior  Vice  President



Agreed  and  accepted  by:
June  18,  2003


/s/  Charles  D.  Vollmer
Charles  D.  Vollmer


                      300 Sunport Lane - Orlando, FL 32809
                    407-541-0773 (voice) - 407-240-1431 (fax)
                                 www.Sequiam.com


                                                          Exhibit 10.13 - page 1